GENERAL AMERICAN INVESTORS COMPANY, INC.
--------------------------------------------------------------------------------
450 Lexington Avenue  New York  N.Y. 10017


                    Notice of Annual Meeting of Stockholders
                                                                  March 3, 2003
To the Stockholders of

GENERAL AMERICAN INVESTORS Company, Inc.


NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of General American Investors Company, Inc. will be held at The Century Association, 7 West 43rd Street, New York City, N.Y., on Wednesday, April 9, 2003 at 10:00 a.m., New York Time, for the purpose of

      (a) Electing directors, eight to be elected by the holders of both the Company's Common Stock and its 7.20% Tax-Advantaged Cumulative Preferred Stock ("Preferred Stock") voting together as a single class and two to be elected only by the holders of the Company's Preferred Stock, to hold office until the annual meeting of stockholders next ensuing after their election and until their respective successors are elected and shall have qualified; and

      (b) Ratifying or rejecting the selection by the Board of Directors of the Company of the firm of Ernst & Young LLP to be the auditors of the Company for the year ending December 31, 2003; and

      (c) Transacting any and all such other business as may properly come before the meeting or any adjournment or adjournments thereof in connection with the foregoing or otherwise.

     The minute books of the Company, containing the minutes of all meetings of the Board of Directors since the last annual meeting of the stockholders, will be presented to the meeting and will be open to the inspection of the stockholders.

     The close of business on February 19, 2003 has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at, the meeting.

     This notice and related proxy material is expected to be mailed on or about March 3, 2003.

                                             By order of the Board of Directors,


                                             CAROLE ANNE CLEMENTI
                                             Secretary



If you do not expect to attend the meeting in person and wish your stock to be voted, you are requested to fill in and sign the accompanying form of proxy and return it in the accompanying envelope.

GENERAL AMERICAN INVESTORS COMPANY, INC.
--------------------------------------------------------------------------------
450 Lexington Avenue  New York  N.Y. 10017



                                 PROXY STATEMENT

                                                                  March 3, 2003

This statement is furnished in connection with the solicitation by the Board of Directors of General American Investors Company, Inc. (hereinafter called the "Company" or the "Corporation") of proxies to be used at the annual meeting of stockholders of the Company, to be held at The Century Association, 7 West 43rd Street, New York City, N.Y., on Wednesday, April 9, 2003 at 10:00 a.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders who execute proxies retain the right to revoke them at any time insofar as they have not been exercised, by written notice to the Secretary of the Company or by attendance at the Annual Meeting.

The close of business on February 19, 2003 has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at, the meeting.

Proxies returned will be voted in accordance with the instructions thereon or, if no instructions are indicated, in favor of the directors named herein and to approve the appointment of Ernst & Young LLP as auditors.

As of February 19, 2003, the Company had outstanding 30,337,356 shares of Common Stock, $1 par value, and 6,000,000 shares of 7.20% Tax-Advantaged Cumulative Preferred Stock ("Preferred Stock"), $1 par value, each share carrying one vote.

The Annual Report of the Company, including audited financial statements for the fiscal year ended December 31, 2002, has previously been furnished to all stockholders of the Company. This proxy statement and form of proxy are first being mailed to stockholders on or about March 3, 2003. The Company will provide, without charge, additional copies of the Annual Report to any stockholder upon request by calling Carole Anne Clementi, corporate secretary of the Company, at 1-800-436-8401.

The Company intends to treat properly executed proxies that are marked "abstain" or "withhold," including "broker non-votes" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), as present for purposes of determining the existence of a quorum for the transaction of business. (A quorum will consist of a majority of the shares of stock of the Company entitled to vote on a matter at the meeting, present in person or represented by proxy.) The election of the Company's directors requires a plurality of the votes of the shares present or represented by proxy at the meeting and entitled to vote on the election. In the election of directors, votes may be cast in favor of or withheld with respect to any or all nominees; votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote. The affirmative vote of the holders of a majority of the outstanding shares present in person or represented by proxy and entitled to vote on the matter is required to ratify the appointment of Ernst & Young LLP. In accordance with Delaware law, only votes cast "for" a matter constitute affirmative votes. Accordingly, votes that are withheld or abstentions from voting are not votes cast "for" a particular matter, and such votes have the same effect as negative votes or votes "against" a particular matter. Because of the routine nature of the items of business presented in this proxy statement, the rules of The New York Stock Exchange, Inc. permit member brokers who do not receive instructions from their customers who are beneficial owners of the Company's shares to vote their customer's shares on these items of business.

A.   Respecting the Election of Directors

     At the meeting, ten directors are to be elected to hold office until the annual meeting of stockholders next ensuing after their election and until their respective successors are elected and shall have qualified. Eight directors are to be elected by the holders of both the Company's Common Stock and its Preferred Stock, voting together as a single class, and two directors are to be elected only by the holders of the Company's Preferred Stock. Directors are to be elected by a plurality of the vote of shares present in person or represented by proxy at the meeting and entitled to vote on Directors. Stockholders vote at the meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed at the meeting, who serve as Inspectors of Election at the meeting and who execute an oath to discharge their duties. It is the intention of the persons named in the accompanying form of proxy to nominate and to vote such proxy for the election of persons named below or, if any such persons should be unable to serve, for the election of such other person or persons as shall be determined by the persons named in the proxy in accordance with their judgment. All of the persons named below are incumbent directors. They have agreed to serve if elected. Information in the following table is as of December 31, 2002.

                                    Directors

Name, Address(1), Age,
Position(s) with Company and        Principal Occupation(s)
Length of Time Served(2)            During Past 5 Years                Other Directorships and Affiliations
------------------------------------------------------------------------------------------------------------------------------------
Independent  Directors
------------------------------------------------------------------------------------------------------------------------------------
Lawrence B. Buttenwieser (71)       Counsel since 2002 and
Director since 1967                 Partner (1966-2002),
Chairman since 1995                 Katten Muchin Zavis Rosenman
                                      and predecessor firms (lawyers)


Arthur G. Altschul, Jr.(3) (38)     Managing Member,                   Delta Opportunity Fund, Ltd., Director
Director since 1995                 Diaz & Altschul Capital            Medicis Pharmaceutical Corporation, Director
                                      Management, LLC                  The Overbrook Foundation, Trustee
                                      (investments and securities)

Lewis B. Cullman (84)               President,                         Chess-in-the-Schools, Chairman, Board of Trustees
Director since 1961                 Cullman Ventures LLC               Metropolitan Museum of Art, Honorary Trustee
                                    (formerly Cullman Ventures, Inc.)  Museum of Modern Art, Vice Chairman,
                                      (catalogs)                         International Council and Honorary Trustee
                                                                       Neurosciences Research Foundation, Vice Chairman,
                                                                         Board of Trustees
                                                                       The New York Botanical Garden, Senior Vice Chairman,
                                                                         Board of Managers

Gerald M. Edelman (73)              Member and Chairman of the         Neurosciences Institute of the
Director since 1976                   Department of Neurobiology,        Neurosciences Research Foundation,
                                    The Scripps Research Institute       Director and President

John D. Gordan, III (57)            Partner,
Director since 1986                 Morgan, Lewis & Bockius LLP
                                      (lawyers)

Sidney R. Knafel(3) (72)            Managing Partner,                  BioReliance Corporation, Chairman, Board of Directors
Director since 1994                 SRK Management Company             IGENE Biotechnology, Inc., Director
                                      (private investment company)     Insight Communications Company, Inc.,
                                                                         Chairman, Board of Directors

Richard R. Pivirotto (72)           President,                         General Theological Seminary, Trustee
Director since 1971                 Richard R. Pivirotto Co., Inc.     The Gillette Company, Director
                                      (self-employed consultant)       The Greenwich Bank and Trust Company, Director
                                                                       Greenwich Hospital Corporation, Trustee
                                                                       Immunomedics, Inc., Director
                                                                       New York Life Insurance Company, Director
                                                                       Princeton University, Charter Trustee Emeritus

2                                       (continued on page 3)

Name, Address(1), Age,
Position(s) with Company and        Principal Occupation(s)
Length of Time Served(2)            During Past 5 Years                Other Directorships and Affiliations
------------------------------------------------------------------------------------------------------------------------------------
Joseph T. Stewart, Jr. (73)        Corporate director and trustee      Foundation of the University of
Director since 1987                Executive Consultant,               Medicine and Dentistry of New Jersey, Trustee
                                   Johnson & Johnson                   Marine Biological Laboratory, Member,
                                     (1990-1999)                         Advisory Council
                                                                       United States Merchant Marine Academy, Trustee,
                                                                         Board of Advisors

Raymond S. Troubh (76)             Financial Consultant                Ariad Pharmaceuticals, Inc., Director
Director since 1989                                                    Diamond Offshore Drilling, Inc., Director
                                                                       Enron Corp., Chairman, Board of Directors
                                                                       Gentiva Health Services, Inc., Director
                                                                       Hercules Incorporated, Director
                                                                       Petrie Stores Liquidating Trust, Trustee
                                                                       Triarc Companies, Inc., Director
                                                                       WHX Corporation, Director

Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Spencer Davidson(4) (60)            President and Chief Executive      Medicis Pharmaceutical Corporation, Director
Director, President and Chief         Officer                          Neurosciences Research Foundation, Trustee
  Executive Officer since 1995      General American Investors
                                      Company, Inc.

1 The address of each director is: c/o General American Investors Company, Inc., 450 Lexington Avenue, Suite 3300, New York,
  NY 10017.
2 Each director and officer is elected for a one year term of office.
3 Messrs. Altschul and Knafel have been designated as the Preferred Stock directors and are to be elected only by the holders of the Company's Preferred Stock.
4 Mr. Davidson is an "Interested" director, as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Company.

                        Security Ownership of Management

     The following table sets forth certain information as of December 31, 2002 with respect to the beneficial ownership of the Company's Common Stock and Preferred Stock by each person who is known to the Company to have beneficial ownership of more than 5% of the outstanding shares of Common Stock or Preferred Stock, each director, each officer and all directors and officers of the Company as a group.

                                  Name of                                Amount and Nature of
        Title of Class       Beneficial Owner                            Beneficial Ownership(1)         Percent of Class
        ------------------------------------------------------------------------------------------------------------------
        Common Stock        Arthur G. Altschul, Jr.                            578,032(2)                          1.91%
                            Lawrence B. Buttenwieser                           823,485(3)                          2.71
                            Lewis B. Cullman                                    93,337(4)                           .31
                            Spencer Davidson                                   856,477(2)                          2.82
                            Gerald M. Edelman                                     2,173                             .01
                            John D. Gordan, III                                324,485(5)                          1.08
                            Sidney R. Knafel                                     45,899                             .15
                            Richard R. Pivirotto                                  2,199                             .01
                            Joseph T. Stewart, Jr.                               17,213                             .06
                            Raymond S. Troubh                                    31,280                             .10
                            Eugene L. DeStaebler, Jr.                            5,028(6)                           .02
                            Directors and Officers as a Group                2,352,784(7)                          7.76

3                                           (continued on page 4)

                                 Name of                                 Amount and Nature of
       Title of Class        Beneficial Owner                            Beneficial Ownership(1)         Percent of Class
       -------------------------------------------------------------------------------------------------------------------
       Preferred Stock      Arthur G. Altschul, Jr.                            230,600(8)                          3.84
                            Lawrence B. Buttenwieser                                  -                            -
                            Lewis B. Cullman                                          -                            -
                            Spencer Davidson                                   326,600(8)                          5.44
                            Gerald M. Edelman                                         -                            -
                            John D. Gordan, III                                   1,000                             .02
                            Sidney R. Knafel                                          -                            -
                            Richard R. Pivirotto                                      -                            -
                            Joseph T. Stewart, Jr.                                 500(9)                           .01
                            Raymond S. Troubh                                         -                            -
                            Carole Anne Clementi                                    100                             .00
                            Peter P. Donnelly                                       360(10)                         .01
                            Diane G. Radosti                                        100                             .00
                            Directors and Officers as a Group                   450,260(11)                        7.50

1   Unless otherwise indicated, the person holding the shares has sole voting and dispositive power over all shares shown.
2   Mr. Altschul has shared voting and dispositive power over 161,855 common shares (.53% of the class), including 157,816 common shares (.52% of the class) over which Mr. Davidson also has shared voting and dispositive power.  Mr. Altschul has shared voting authority over 414,628 common shares (1.37% of the class), including 269,008 common shares (.89% of the class) over which Mr. Davidson has shared voting and dispositive power.
3   Mr. Buttenwieser has shared voting and dispositive power over 436,353 common shares (1.44% of the class).
4   Mr. Cullman has shared voting and dispositive power over 88,385 common shares (.29% of the class); in addition, his holdings include 1,630 common shares (.01% of the class) owned by Mr. Cullman's wife in which he disclaims any beneficial ownership.
5   Mr. Gordan has shared voting and dispositive power over 316,361 common shares (1.04% of the class). In addition, his holdings include 1,703 common shares (.01% of the class) owned by Mr. Gordan's wife in an individual retirement account in which he disclaims any beneficial ownership.
6   Includes 566 common shares (.00% of the class) owned by Mr. DeStaebler's wife in which he disclaims any beneficial ownership.
7   Excludes 426,824 common shares (1.41% of the class) over which both Mr. Altschul and Mr. Davidson share joint voting and/or dispositive power.
8   Mr. Altschul has shared voting and dispositive power over 174,600 preferred shares (2.91% of the class), including 68,000 preferred shares (1.13% of the class) over which Mr. Davidson also has shared voting and dispositive power.
    Mr. Altschul has shared voting authority over 56,000 preferred shares (.93% of the class), including 41,000 preferred shares
    (.68% of the class) over which Mr. Davidson has shared voting and dispositive power.
9   Shares owned by Mr. Stewart's wife in which he disclaims any beneficial ownership.
10  Includes 180 preferred shares (.00% of the class) owned by Mr. Donnelly's wife in which he disclaims any beneficial ownership.
11  Excludes 109,000 preferred shares (1.82% of the class) over which both Mr. Altschul and Mr. Davidson share joint voting and/or dispositive power.

    In addition to the holdings reflected in the foregoing table, the Company has the power to vote 552,560 shares of Common Stock
    (1.82% of the class) held by the trustee for the Company's Employees' Thrift Plan, as described below.

4

                         Director Share Ownership Table

            The dollar range of the value of equity securities of the Company beneficially owned by each Director as of December 31, 2002 is as follows:

                                          Dollar Range of
                                         Equity Securities
         Name of Director                 in the Company
         --------------------------------------------------
         Independent Directors
         ---------------------
         Arthur G. Altschul, Jr.          Over $100,000
         Lawrence B. Buttenwieser         Over $100,000
         Lewis B. Cullman                 Over $100,000
         Gerald M. Edelman             $50,001-$100,000
         John D. Gordan, III              Over $100,000
         Sidney R. Knafel                 Over $100,000
         Richard R. Pivirotto          $50,001-$100,000
         Joseph T. Stewart, Jr.           Over $100,000
         Raymond S. Troubh                Over $100,000

         Interested Director
         -------------------
         Spencer Davidson                 Over $100,000


                Meetings of Committees of the Board of Directors

     During 2002, the Company's Board of Directors held six meetings.

     The Audit Committee consists of the following directors: Mr. Sidney R. Knafel, Chairman, Mr. Arthur G. Altschul, Jr., Mr. Lawrence B. Buttenwieser, Mr. Lewis B. Cullman, Mr. John D. Gordan, III and Mr. Raymond S. Troubh. These directors are independent of management and the Company. Each of them is also "independent" as such term is defined in The New York Stock Exchange listing standards. The organization and responsibilities of the Audit Committee are set forth in the Audit Committee Charter (Exhibit A), which has been reviewed by the Audit Committee and approved and adopted by the Board of Directors. Generally, the Audit Committee assists the Board of Directors in its oversight of the
Company's accounting and financial reporting and internal controls, the independent audit of the Company's financial statements, the selection of the independent auditors and the evaluation of the independence of the independent auditors. The Report of the Audit Committee is set forth in Exhibit B. The Audit Committee met twice during the fiscal year, on January 16 and December 11, 2002, and once after the end of the fiscal year, on January 15, 2003.

     The Compensation Committee consists of the following directors:  Mr. Joseph
T. Stewart, Jr., Chairman, Mr. Arthur G. Altschul, Jr., Mr. Lawrence B. Buttenwieser, Mr. Sidney R. Knafel, Mr. Richard R. Pivirotto and Mr. Raymond S. Troubh; and Mr. Lewis B. Cullman and Dr. Gerald M. Edelman, alternates. Generally, for the Company, the Compensation Committee reviews the operations of the Company and performance and contributions made during each year by its officers and employees, reviews management proposals for year-end supplemental compensation and levels of compensation for the ensuing year, reviews comparable operating and compensation data of other companies in the investment industry including information and trends provided by an outside consulting firm, and makes recommendations on matters of compensation to the Board of Directors. The Committee met once during the fiscal year, on December 11, 2002.

     The Executive Committee consists of the following directors: Mr. Richard R. Pivirotto, Chairman, Mr. Lawrence B. Buttenwieser, Mr. Spencer Davidson (an "interested person" of the Company), Dr. Gerald M. Edelman, and Mr. Joseph T. Stewart, Jr.; and Mr. John D. Gordan, III, alternate. The Executive Committee has the authority to exercise the powers of the Board of Directors in the management of the business and affairs of the Company when the Board is not in session. The Committee did not meet during the fiscal year.

     The Nominating Committee consists of the following directors (all of the Company's independent directors): Mr. Richard R. Pivirotto, Chairman, Mr. Arthur
G. Altschul, Jr., Mr. Lawrence B. Buttenwieser, Mr. Lewis B. Cullman, Dr. Gerald
M. Edelman, Mr. John D. Gordan, III, Mr. Sidney R. Knafel, Mr. Joseph T. Stewart, Jr. and Mr. Raymond S. Troubh. The Nominating Committee is responsible for directing the process whereby individuals are selected and nominated to serve as directors of the Company. This includes canvassing, recruiting, interviewing and soliciting independent director candidates and making recommendations to the Board with respect to individuals to be nominated to serve as directors. In addition, the Committee will consider nominees recommended by, and respond to related inquiries received from, shareholders. Recommendations of nominees should be submitted in writing to the Chairman of the Nominating Committee, Mr. Richard R. Pivirotto, at the office of the Company. The Committee met once during the fiscal year, on December 11, 2002.

     The Pension Committee consists of the following directors: Mr. John D. Gordan, III, Chairman, Mr. Lewis B. Cullman, Dr. Gerald M. Edelman, Mr. Richard
R. Pivirotto, and Mr. Raymond S. Troubh; and Mr. Sidney R. Knafel and Mr. Joseph
T. Stewart, Jr., alternates. The Pension Committee is responsible for the general administration of the Company's Employees' Retirement Plan and establishes and carries out a funding policy and method consistent with the objectives of the Plan. The Committee met once during the fiscal year, on July 10, 2002.

     Each Director attended at least seventy-five percent of the aggregate number of meetings of the Board of Directors and of the committee(s) on which he serves.


                          Beneficial Ownership Reports

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and certain other persons to file timely certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission. Copies of the required filings must also be furnished to the Company.

     Based solely on its review of such forms received by it, or written representations from certain reporting persons, the Company believes that during 2002 all applicable Section 16(a) filing requirements were met, except that Form 4s required to be filed by Lawrence B. Buttenwieser for transactions in April and June 2002 and on September 5 and 25, 2002 were filed late and Form 4s required to be filed by Arthur G. Altschul, Jr. for transactions on December 11 and 12, 2002 were filed late.

                                    Officers

     In addition to Mr. Spencer Davidson, President and Chief Executive Officer of the Company, information with respect to whom is set forth above, the officers of the Company include the following. (Officers are elected each year by the Board of Directors at its annual organization meeting in April.) The address of each officer is: c/o General American Investors Company, Inc., 450 Lexington Avenue, Suite 3300, New York, NY 10017.

     Mr. Andrew V. Vindigni, 43, Vice President since September 1995 and, prior thereto, Assistant Vice-President from January 1991, has been a security analyst with the Company since 1988. Mr. Vindigni is principally responsible for securities in the financial services industry.

     Mr. Eugene L. DeStaebler, Jr., 64, has been Vice-President, Administration since 1978 and was appointed Principal Financial Officer in 2002. Mr. DeStaebler is a director and a member of the executive committee of the Closed-End Fund Association, Inc., Kansas City, MO.

     Mr. Peter P. Donnelly, 54, Vice-President since January 1991 and, prior thereto, Assistant Vice-President from January 1984, has been the securities trader for the Company since 1974.

     Mrs. Diane G. Radosti, 50, Treasurer since January 1990, has been an employee of the Company since 1980.

     Ms. Carole Anne Clementi, 56, Secretary since October 1994 and, prior thereto, Assistant Secretary from July 1993, has been an employee of the Company since 1982.

                             Executive Compensation

     The following table sets forth the compensation received during 2002 from the Company by its three highest-paid officers and by its directors.

                                                                                                             Pension or
                                                                                                             retirement
                                                                                              Aggregate    benefits accrued
Name of individual                                        Position                           compensation    during 2002(1)
-----------------------------------------------------------------------------------------------------------------------------------
Spencer Davidson                  President and Chief Executive Officer, Director (C)         $2,200,000     $72,000
Andrew V. Vindigni                Vice-President                                               1,100,000      48,000
Eugene L. DeStaebler, Jr.         Vice-President, Administration                                 500,000      36,000
Arthur G. Altschul, Jr.           Director (A)(B)(D)                                              15,000           -
Lawrence B. Buttenwieser          Director, Chairman of the Board (A)(B)(C)(D)                    15,000           -
Lewis B. Cullman                  Director (A)(D)(E)                                              15,000           -
Gerald M. Edelman                 Director (C)(D)(E)                                              14,000           -
John D. Gordan, III               Director (A)(D)(E)                                              15,000           -
Bill Green (a)                    Director (A)(B)(D)                                              10,000           -
Sidney R. Knafel                  Director (A)(B)(D)                                              15,000           -
Richard R. Pivirotto              Director (B)(C)(D)(E)                                           14,000           -
Joseph T. Stewart, Jr.            Director (B)(C)(D)                                              14,000           -
Raymond S. Troubh                 Director (A)(B)(D)(E)                                           15,000           -

(a) Mr. Green served as a director through the date of his death, October 14, 2002.
(A) Member of Audit Committee
(B) Member of Compensation Committee
(C) Member of Executive Committee
(D) Member of Nominating Committee
(E) Member of Pension Committee
1 The amounts shown in this column represent the Company's payments made during 2002 to the trustee of the Company's Employees' Thrift Plan, as described below, or accounting reserves established during 2002 under the Company's Excess Contribution Plan, as described below, on behalf of the respective individuals.

     During 2002, each director who was not a paid officer of the Company received a fee of $10,000 as an annual retainer, a fee of $500 for attendance at each Directors' meeting and $500 for each Committee meeting which he attended in his capacity as a Director.

     With respect to the Company's Employees' Thrift Plan, the Company matches 150% of an employee's contributions up to 8% of basic salary to the plan. Company contributions are invested in shares of the Company's common stock. An employee's interest in Company contributions to his account is fully vested after six years of service. Partial vesting begins after two years of participation in the plan. All employees, including officers, are eligible to participate in the Thrift Plan after six months of service with the Company. Employees whose annual compensation exceeds $150,000 are required to invest their future contributions to the plan in shares of the Company's common stock, and their existing plan balances will be converted into the Company's common stock over the three years next succeeding the attainment of that compensation level.

     The Company has an Employees' Retirement Plan which is broadly characterized as a defined benefit plan. The Company contributes to the trustee for the plan annual costs which include actuarially determined current service costs and amortization of prior service costs. Retirement benefits are based on final average earnings (basic salary and, beginning in 2000, bonuses, but only for non-highly compensated employees, exclusive of bonuses for highly compensated employees, overtime, commissions, pension, retainer fees, fees under contracts or any other forms of additional or special compensation, for the five consecutive years in which the participant had the highest basic salary during the last ten years of service) and years of credited service, less an offset for social security covered compensation, plus an additional amount equal to $50 for each year of credited service. All employees, including officers, over age 21 commence participation in the plan after one year of service and are fully vested after six years of service. Partial vesting begins after two years of service. Participants are eligible to receive normal retirement benefits at age
65. In certain instances, a reduced benefit may begin upon retirement between ages 55 and 65.

     The  following  table  shows  the  estimated  annual  retirement   benefits
(including amounts attributable to the Company's Excess Benefit Plan, as described below), which are subject to a deduction based on a portion of social security covered compensation, payable on a straight life annuity basis, at normal retirement date to all eligible employees, including officers, in specified compensation and years-of-service classifications:

                                          Estimated Annual Benefits Based Upon Years of Credited Service
------------------------------------------------------------------------------------------------------------
 Final Average                                    10                20               30                40
   Earnings
   $100,000                                  $16,830          $33,665           $50,495          $61,900
    200,000                                   33,120           66,245            99,365          121,630
    300,000                                   49,410           98,825           148,235          181,360
    400,000                                   65,700          131,405           197,105          241,090
    500,000                                   81,990          163,985           245,975          300,820
    600,000                                   98,280          196,565           294,845          360,550

     For each of the officers of the Company listed in the compensation table on page 7, the following indicates his years of credited service in the Company's Retirement Plan and basic salary for 2002. Spencer Davidson (8) $600,000, Andrew
V. Vindigni (14) $400,000 and Eugene L. DeStaebler, Jr. (26) $300,000.

     The Company also has Excess Contribution and Excess Benefit Plans. Under such plans, the Company may establish accounting reserves and make payments directly to selected participants in the Company's Thrift and Retirement Plans, respectively, to the extent the levels of contributions or benefits for such participants under such plans are limited by sections 415, 416 and/or 401(a)(17) of the Internal Revenue Code. Such benefits commence at the time benefits commence under the related tax-qualified plan. Messrs. Davidson, Vindigni and DeStaebler are participants in both the Excess Contribution and Excess Benefit Plans.

B. Respecting the Ratification and Approval of Appointment of Auditors by the Board of Directors

     Proposal (b) set forth in the accompanying Notice of Annual Meeting of Stockholders is the ratification or rejection of the action taken in the following resolutions unanimously adopted by the Board of Directors (a majority of non-interested directors voting in person) appointing the firm of Ernst & Young LLP to be the auditors of the Company for the fiscal year ending December 31, 2003.

         "RESOLVED, that the firm of Ernst & Young LLP be and they hereby are appointed the auditors of the Company with respect to its operations for the year 2003; and further

         "RESOLVED, that such auditors be and they hereby are authorized and instructed to conduct an audit, in accordance with auditing standards generally accepted in the United States, of the financial statements of the Company as of and for the year ending December 31, 2003; and further

         "RESOLVED, that such auditors be and they hereby are authorized and instructed to conduct a review, in accordance with standards established by the American Institute of Certified Public Accountants, of the interim financial statements of the Company as of and for the six months ending June 30, 2003; and further

         "RESOLVED, that such appointment shall terminate (without penalty to the Company) in the event that it shall be rejected at the annual meeting of the stockholders of the Company in 2003; and further

         "RESOLVED, that such appointment shall terminate (without penalty to the Company) if a majority (as defined in the Investment Company Act of
     1940) of the outstanding voting securities of the Company at any meeting called for the purpose shall vote to terminate such appointment; and further

         "RESOLVED, that the report of such auditors expressing their opinion with respect to the financial statements above described and the report of such auditors with respect to the review above described shall be addressed to the Board of Directors of the Company and to the stockholders thereof."

                                   Audit Fees
     The aggregate fees paid and accrued by the Company for professional services rendered by its independent auditors, Ernst & Young LLP, for the audit of the Company's annual financial statements and the review of the Company's semi-annual financial statements for 2002 was $57,500.

          Financial Information Systems Design and Implementation Fees

     No such fees were billed to the Company by its auditors for 2002.

                                 All Other Fees

The aggregate fees paid or accrued by the Company for non-audit services by Ernst & Young LLP for 2002 was $42,500. Such services included: quarterly reports on the Company's calculations under the rating agency's guidelines applicable to the Preferred Stock ($16,000), quarterly reports on the application of agreed upon procedures relating to employee transaction reports ($12,000), and tax-related services ($11,000). The Audit Committee has considered whether the provision of the non-audit services by the auditors is compatible with maintaining the auditors' independence.

     A representative of Ernst & Young LLP will attend the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement. Stockholders who wish to submit questions in advance to the auditors may do so in writing to Mr. Michael D. DiLecce, Partner, Ernst & Young LLP, 5 Times Square, New York, NY 10036.

C.   Respecting Other Matters Which May Come Before the Meeting

     The Board of Directors of the Company does not know of any other matters which may come before the meeting. However, if any other matters, of which the Board of Directors is not now aware, are properly presented for action before the meeting, including any questions as to the adjournment of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote such proxy in accordance with their judgment on such matters.

D.   Allocation of Portfolio Brokerage

     Brokerage commissions paid by the Company during 2002 were $1,096,080.

     The Company's general policy regarding the execution of securities transactions is to select brokers and dealers on the basis of the most favorable markets, prices and execution of orders. A certain amount of the Company's securities transactions are placed with brokers and dealers who provide brokerage and research services and in these circumstances the commissions paid may be higher than those which might otherwise have been paid to another broker or dealer if those services had not been provided.

     Research services generally include receipt of written reports, attendance at meetings or participation in discussions with respect to specific subjects, such as a company, an industry or the economic outlook. Block availability is also a consideration in determining the selection of brokers.

     In negotiating brokerage commissions on securities transactions, the Company's trader, with his awareness of competitive rates, negotiates the most favorable commission to effect a particular transaction. Size of order and difficulty of execution are considerations in the negotiation. All transactions, including the commission factor, are subject to supervision and review by the Company's officers.

E.   Portfolio Turnover Rate

     The annual rate of the total portfolio turnover for the fiscal year ended December 31, 2002 was 22.67%.

F.   Stockholder Proposals

     In order for a stockholder proposal to be considered for inclusion in the Company's proxy material relating to its 2004 annual meeting of stockholders, the stockholder proposal must be received by the Company no later than November 4, 2003, and must comply with certain other rules and regulations promulgated by the Securities and Exchange Commission.

     The persons named as appointees for the 2004 annual meeting of stockholders will have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Company receives notice of the matter by January 18, 2004, in which case these persons will not have discretionary voting authority except as provided in the Securities and Exchange Commission's rules governing stockholder proposals.

                          -------------------------

     The expense of the solicitation of proxies for this meeting will be borne by the Company. In addition to mailing copies of this material to stockholders, the Company will request persons who hold stock for others, in their names or custody or in the names of nominees, to forward copies of such material to those persons for whom they hold stock of the Company and to request authority for the execution of the proxies. The Company may reimburse such persons for their out-of-pocket expenses incurred in connection therewith.

     It is important that proxies be returned promptly. Therefore, stockholders who do not expect to attend in person and who wish their stock to be voted are urged to fill in, sign and return the accompanying form of proxy in the enclosed envelope.

                                                                       EXHIBIT A

                        Charter of the Audit Committee of
       the Board of Directors of General American Investors Company, Inc.

I. Composition of the Audit Committee:
   -----------------------------------
The Audit Committee shall be comprised of at least three directors, each of whom: (i) shall not be an "interested person," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, of the Company, (ii) shall be financially literate and (iii) shall have no relationship to the Company that may interfere with the exercise of his or her independence from management and the Company and, as to his or her relationship to the Company, shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc., as such requirements are interpreted by the Board of Directors in its business judgment. In addition, at least one member of the Audit Committee shall have accounting or related financial management expertise, as such qualification is interpreted by the Board of Directors in its business judgment.


II. Purposes of the Audit Committee:
    --------------------------------
  The purposes of the Audit Committee are to assist the Board of Directors:

     1. in its oversight of the Company's accounting and financial reporting principles and policies and internal controls and procedures;
     2. in its oversight of the Company's financial statements and the independent audit thereof;
     3. in selecting, evaluating and, where deemed appropriate, replacing the outside auditors (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement); and
     4. in evaluating the independence of the outside auditors.

     The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out proper audits and reviews of the Company's financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing including in respect of auditor independence. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from whom it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors) and (iii) representations made by management as to any information technology, internal audit and other non-audit services provided by the auditors to the Company.

     The outside auditors for the Company are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in the proxy statement).

     The outside auditors shall submit to the Company annually a formal written statement delineating all relationships between the outside auditors and the Company ("Statement as to Independence"), addressing at least the matters set forth in Independence Standards Board Standard No. 1.

     The outside auditors shall submit to the Company annually a formal written statement of the fees billed for each of the following categories of services rendered by the outside auditors: (i) the audit of the Company's annual financial statements for the most recent fiscal year; (ii) the reviews(s) of the Company's interim financial statements during the fiscal year, (iii) information technology consulting services for the most recent fiscal year, in the aggregate and by each service (and separately identifying fees for such services relating to financial information systems design and implementation); and (iv) all other services rendered by the outside auditors for the most recent fiscal year, in the aggregate and by each service.

III. Meetings of the Audit Committee:
     --------------------------------
The Audit Committee shall meet as often as may be required to discuss the matters set forth in Article IV. In addition, the Audit Committee should meet separately at least annually with management and the outside auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.


IV. Duties and Powers of the Audit Committee:
    ----------------------------------------
To carry out its purposes, the Audit Committee shall have the following duties and powers:

     1. with respect to the outside auditor,
        (i) to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;
       (ii) to review the fees charged by the outside auditors for audit and nonaudit services;
      (iii) to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence;
       (iv) if applicable, to consider whether the outside auditors' provision of (a) information technology consulting services relating to financial information systems design and implementation and
             (b) other non-audit services to the Company is compatible with maintaining the independence of the outside auditors; and
        (v)  to instruct the outside auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit
             Committee;


     2. with respect to financial reporting principles and policies and internal controls and procedures,
        (i) to advise management and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;
       (ii) to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU
             Section 380), as may be modified or supplemented, including reports and communications related to:
                 - deficiencies noted in the audit in the design or operation of internal controls;
                 - consideration of fraud in a financial statement audit;
                 - detection of illegal acts;
                 - the outside auditor's responsibility under generally
                   accepted auditing standards;
                 - significant accounting policies;
                 - management judgments and accounting estimates;
                 - adjustments arising from the audit;
                 - the responsibility of the outside auditor for other
                   information in documents containing audited financial statements;
                 - disagreements with management;
                 - consultation by management with other accountants;
                 - major issues discussed with management prior to retention of the outside auditor;
                 - difficulties encountered with management in performing the audit;
                 - the outside auditor's judgments about the quality of the entity's accounting principles; and
                 - reviews of interim financial statements conducted by the outside auditor;
         (iii) to meet with management and/or the outside auditors:
                 - to discuss the scope of the annual audit;
                 - to discuss the audited financial statements;

                 - to discuss the report of the outside auditors on the
                   Company's system of internal control required to be filed with the Company's Form N-SAR;
                 - to discuss any significant matters arising from any audit or report or communication referred to in item 2(ii) above, whether raised by management or the outside auditors, relating to the Company's financial statements;
                 - to review the form of opinion the outside auditors propose to render to the Board of Directors and shareholders;
                 - to discuss the Company's compliance with Subchapter M of the
                   Internal Revenue Code of 1986, as amended;
                 - to discuss with management and the outside auditors their respective procedures to assess the representativeness of securities prices provided by external pricing services;
                 - to discuss with outside auditors their conclusions as to the reasonableness of procedures employed to determine the fair value of securities for which readily available market quotations are not available, management's adherence to such procedures and the adequacy of supporting documentation;
                 - to discuss significant changes to the Company's auditing and accounting principles, policies, controls, procedures and
                   practices proposed or contemplated by the outside auditors or management; and
                 - to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks; and

         (iv) to discuss with the Company's legal advisors any significant legal matters that may have a material effect on the financial statements; and

     3. with respect to reporting and recommendations,
          (i) to provide advice to the Board of Directors in selecting the principal accounting officer of the Company;
         (ii) to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;
        (iii) to review this Charter at least annually and recommend any changes to the full Board of Directors; and
         (iv) to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.


V. Resources and Authority of the Audit Committee:
   -----------------------------------------------
The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

                                                                      EXHIBIT B

                        Report of the Audit Committee of
       The Board of Directors of General American Investors Company, Inc.

     The purposes of the Company's Audit Committee are set forth in the Committee's Charter included as Exhibit A. The purposes include assisting the Board of Directors in its oversight of the Company's financial reporting process and internal controls, the Company's financial statements and the selection of the Company's independent auditors. Management, however, is responsible for the preparation, presentation and integrity of the Company's financial statements, and the independent auditors are responsible for planning and carrying out proper audits and reviews.

     In connection with the audited financial statements as of and for the year ended December 31, 2002 included in the Company's Annual Report for the year ended December 31, 2002 (the "Annual Report"), at a meeting held on January 15, 2003, the Audit Committee considered and discussed the audited financial statements with management and the independent auditors, and discussed the audit of such financial statements with the independent auditors.

     In addition, the Audit Committee discussed with the independent auditors the quality, and not just the acceptability under generally accepted accounting principles, of the accounting principles applied by the Company, and such other matters brought to the attention of the Audit Committee by the independent auditors required by Statement of Auditing Standards No. 61, as currently modified or supplemented. The Audit Committee also received from the independent auditors the written statement regarding independence as required by Independence Standards Board Standard No. 1, considered whether the provision of nonaudit services by the independent auditors is compatible with maintaining the auditors' independence and discussed with the auditors the auditors' independence.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Moreover, the Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with auditing standards generally accepted in the United States, that the financial statements are presented in accordance with accounting principles generally accepted in the United States or that the Company's auditors are in fact "independent."

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent auditors and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Committee's Charter and those discussed above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

Sidney R. Knafel, Chairman
Arthur G. Altschul, Jr.
Lawrence B. Buttenwieser
Lewis B. Cullman
John D. Gordan, III
Raymond S. Troubh




January 15, 2003

COMMON STOCK                                                       COMMON STOCK

                    GENERAL AMERICAN INVESTORS COMPANY, INC.
                              450 Lexington Avenue
                               New York, NY 10017

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Lawrence B. Buttenwieser, Spencer Davidson and Eugene L. DeStaebler, Jr. as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all shares of Common Stock of the above Company which the undersigned is entitled to vote, at the annual meeting of stockholders on April 9, 2003, and at any adjournment thereof.

     The shares represented by this proxy will be voted as directed by the shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted "FOR all nominees" in item A and "FOR" item B.

                  (Continued and to be signed on reverse side)

                         Please mark your votes as indicated in this example [X]

                                                                 COMMON STOCK

The Board of Directors recommends a vote "FOR ALL NOMINEES" in Item A and "FOR" Item B.

A. Election of the following nominees as Directors:

   01 Mr. Buttenwieser, 02 Mr. Cullman, 03 Mr. Davidson,
   04 Dr. Edelman, 05 Mr. Gordan, 06 Mr. Pivirotto,
   07 Mr. Stewart and 08 Mr. Troubh

   [ ] FOR all nominees except any indicated
   [ ] WITHHOLD AUTHORITY to vote for all listed nominees

   (Instruction: To withhold authority to vote for any individual nominee, write the nominee's name on the line below)

    _________________________________________________________________________

B.  Ratification of the selection of Ernst & Young LLP as auditors.

    [ ] FOR
    [ ] AGAINST
    [ ] ABSTAIN

C. In their discretion, the appointees are authorized to vote upon any other matters which may properly come before the meeting or any adjournments thereof.


Signature __________________________________________

Signature __________________________________________

Date______________________

Please date and sign your name as it appears above and return in the enclosed envelope. When signing as an attorney, executor, administrator, trustee, or guardian, please give title as such. If a signer is a corporation, please sign full corporate name by authorized officer and attach corporate seal. For joint accounts, each joint owner should sign.

PREFERRED STOCK                                                 PREFERRED STOCK

                    GENERAL AMERICAN INVESTORS COMPANY, INC.
                              450 Lexington Avenue
                               New York, NY 10017

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Lawrence B. Buttenwieser, Spencer Davidson and Eugene L. DeStaebler, Jr. as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all shares of 7.20% Tax-Advantaged Cumulative Preferred Stock of the above Company which the undersigned is entitled to vote, at the annual meeting of stockholders on April 9, 2003, and at any adjournment thereof.

     The shares represented by this proxy will be voted as directed by the shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted "FOR all nominees" in item A and "FOR" item B.

                    (Continued and to be signed on reverse side)


                         Please mark your votes as indicated in this example [X]

                                                               PREFERRED STOCK

The Board of Directors recommends a vote "FOR ALL NOMINEES" in item A and "FOR" item B.

A. Election of the following nominees as Directors:

   01 Mr. Altschul, 02 Mr. Buttenwieser, 03 Mr. Cullman,
   04 Mr. Davidson, 05 Dr. Edelman, 06 Mr. Gordan,
   07 Mr. Knafel, 08 Mr. Pivirotto, 09 Mr. Stewart and
   10 Mr. Troubh

   [ ] FOR all nominees except any indicated
   [ ] WITHHOLD AUTHORITY to vote for all listed nominees

   (Instruction: To withhold authority to vote for any individual nominee, write the nominee's name on the line below)

    _________________________________________________________________________

B.  Ratification of the selection of Ernst & Young LLP as auditors.

    [ ] FOR
    [ ] AGAINST
    [ ] ABSTAIN

C. In their discretion, the appointees are authorized to vote upon any other matters which may properly come before the meeting or any adjournments thereof.


Signature __________________________________________

Signature __________________________________________

Date______________________

Please date and sign your name as it appears above and return in the enclosed envelope. When signing as an attorney, executor, administrator, trustee, or guardian, please give title as such. If a signer is a corporation, please sign full corporate name by authorized officer and attach corporate seal. For joint accounts, each joint owner should sign.